BLACKROCK FUNDS V

BlackRock Sustainable Emerging Markets Flexible Bond Fund

(the “Fund”)

Supplement dated January 12, 2022 to the

Summary Prospectuses and Prospectuses of the Fund,

each dated November 1, 2021, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of each Summary Prospectus entitled “Key Facts About BlackRock Sustainable Emerging Markets Flexible Bond Fund — Portfolio Managers” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Sustainable Emerging Markets Flexible Bond Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Amer Bisat	2022	Managing Director of BlackRock, Inc.
Laurent Develay	2012*	Managing Director of BlackRock, Inc.
Michal Katrencik	2021	Director of BlackRock, Inc.
Michal Wozniak	2014*	Director of BlackRock, Inc.

*	Includes management of the Predecessor Fund.

The section of each Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Amer Bisat, Laurent Develay, Michal Katrencik and Michal Wozniak are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of each Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals. Amer Bisat, Laurent Develay, Michal Katrencik and Michal Wozniak are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Amer Bisat	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Managing Director of BlackRock, Inc. since 2013; Partner at Traxis from 2007 to 2013; Partner at Rubicon from 2004 to 2007; Portfolio Manager at UBS from 2002 to 2004; Portfolio Manager at Morgan Stanley Investment Management from 1999 to 2002. Senior economist at the IMF from 1991 to 1998.
Laurent Develay	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012*	Managing Director and Portfolio Manager of BlackRock’s Emerging Markets Debt Team since June 2012; Portfolio Manager for the Emerging Markets Debt Team at Fischer Francis Trees & Watts (a wholly owned subsidiary of BNP Paribas) from 2009 to 2012; Head of Currency and Commodity Trading Team for Fortis Investments from 2005 to 2009.
Michal Katrencik	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2021	Director and Portfolio Manager in BlackRock’s Emerging Markets Debt Team since 2014.
Michal Wozniak	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2014*	Director and Portfolio Manager in BlackRock’s Emerging Markets Debt Team since November 2013; Portfolio Manager for the Emerging Markets Debt Team at Lombard Odier Investment Managers from 2011 to 2013; Portfolio Manager for the Emerging Markets Debt Team at JPMorgan Asset Management from 2009 to 2011; Portfolio Manager for the Emerging Markets Debt Team at Fortis Investments from 2007 to 2009.

*	Includes management of the Predecessor Fund (as defined below).

Shareholders should retain this Supplement for future reference.